UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 5, 2024

Date of Report

 (Date of earliest event reported)

Trutankless, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54219	26-2137574
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15900 North 78th Street

Suite 200

Scottsdale, AZ 85260

(480) 275-7572

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 5, 2024, the Board of Directors (the “Board”) of Trutankless, Inc. (the “Company”) elected to not proceed with the proposed spinoff of its subsidiary, Tankless365, or to proceed with the name change of the Company to Xeritech, Inc. as previously disclosed in the Definitive 14C Information Statement filed with the Securities and Exchange commission and mailed to shareholders of record on or about September 12, 2023. After further consideration, the Board and the Company decided it was in the best interest of the Company and its shareholders to keep Tankless365 as a subsidiary of the Company and to keep the name of the Company as Trutankless, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUTANKLESS, INC.

Dated: July 9, 2024	/s/ Guy Newman
Guy Newman
Principal Executive Officer

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